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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported:  March 24, 1999


                            TRISTAR AEROSPACE CO.
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                       (State of Other Jurisdiction of
                        Incorporation or Organization)



          001-04021                               75-26655751
     (Commission file number)      (I.R.S. Employer Identification No.)



             2527 Willowbrook Road                    75220
                  Suite 200                         (Zip Code)
              Dallas, Texas 75220
     (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (214) 366-5000






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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS

     On March 24, 1999, a subsidiary of TriStar Aerospace Co. (together with its subsidiaries, the "Company"), consummated the acquisition of all of the issued and outstanding capital stock of Standard Parts & Equipment Corp. (the "Business Acquired"). The Business Acquired is engaged in the business of distributing aerospace fasteners, fastening systems and related hardware to the aerospace industry. The Business Acquired is based in Fort Worth, Texas.
 The consideration paid by the Company for the Business Acquired was determined through negotiations between representatives of the Company and the owners of the Business Acquired. The consideration paid consisted of $24.5 million in cash, assumption of debt of approximately $3.5 million, and the issuance of a subordinated promissory note for $7.2 million, payable in quarterly installments over a one year period, contingent upon the Business Acquired meeting certain financial targets. None of the former stockholders of the Business Acquired were affiliated with the Company as of the time of the acquisition, although two former stockholders became employees of the Company after the acquisition. Prior to the acquisition from time to time in the ordinary course of business, the Company purchased an immaterial amount of inventory from the Acquired Business. The consideration paid for the Business Acquired was funded through borrowings under the Company's credit facility which was expanded from $100 million to $160 million in connection with the acquisition. The Company intends to continue using the plant, equipment, and physical property assets of the Business Acquired in the distribution of aerospace fasteners, fastening systems and related hardware.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Financial statements of the Business Acquired prepared pursuant to Regulation S-X are not currently available, but will be filed no later than 60 days from the date on which this report on Form 8-K was required to be filed.

     (b)  Pro Forma Financial Information.

          Pro forma financial statements of the Business Acquired prepared pursuant to Regulation S-X are not currently available, but will be filed no later than 60 days from the date on which this report on Form 8-K was required to be filed.

     (c)  Exhibits.

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          EXHIBIT NO.                     DESCRIPTION
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
              2.1 Stock Purchase Agreement dated as of February 8, 1999 among TriStar Aerospace, Inc., Standard Parts & Equipment Corp. and the Shareholders of Standard Parts & Equipment Corp.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRISTAR AEROSPACE CO.



                                        By:  /s/DOUGLAS E. CHILDRESS
                                             -----------------------
                                             Douglas E. Childress
                                             Executive Vice President, Chief
                                             Executive Officer, Treasurer and
                                             Secretary

Date:     April 8, 1999

















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